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                                                                       EXHIBIT 7

                                 AMENDMENT NO. 2
                                       TO
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                           RANKIN ASSOCIATES II, L.P.

                  This AMENDMENT NO. 2 TO LIMITED PARTNERSHIP AGREEMENT OF RANKIN ASSOCIATES II, L.P. (this "Amendment No. 2"), dated as of December 17, 2002, is made by and among Rankin Management, Inc., a Delaware corporation, as general partner, and the persons indicated as limited partners on Schedule A, as previously amended (the "Limited Partners"), to the Limited Partnership Agreement of Rankin Associates II, L.P., dated as of February 6, 1998, as amended as of December 26, 2001 (the "Partnership Agreement"). Unless otherwise indicated, capitalized terms used herein without definition shall have the respective meanings set forth in the Partnership Agreement.

                                    RECITALS:

                  A. The current Partners of the Partnership wish to amend the Partnership Agreement to amend certain provisions contained in the Partnership Agreement.

                                   AGREEMENTS:

                  In consideration of the mutual promises, covenants and agreements set forth in this Amendment No. 2, the Partners agree as follows:

         1. The definition of "Net Operating Cash Flow" set forth in Section
1.36 of the Partnership Agreement shall be deleted in its entirety and the following shall replace in its entirety Section 1.36:

                           1.36 "Net Operating Cash Flow" means the net cash flow to the Partnership resulting from ownership and operation of the Partnership Property, plus any other items of income received in cash by the Partnership, (i) less all debts and expenses paid in the operation of the Partnership, (ii) less any reserves which the Managing Partner, in the exercise of his, her or its fiduciary responsibility, deems reasonably necessary or appropriate for the operation of the Partnership, (iii) and less all proceeds that are (A) received by the Partnership from the Transfer of Partnership Property, and (B) used to purchase other Partnership Property. In establishing reserves, the Managing Partner may expressly hold back any amount which the Managing Partner believes to be appropriate to take advantage of a business or investment opportunity that is expected to benefit the Partners generally within a reasonable period of time.

         2. Section 7.3 of the Partnership Agreement shall be deleted in its entirety and the following shall replace in its entirety Section 7.3:

                           7.3 Unrestricted Transfers. Notwithstanding anything to the contrary contained herein, each Partner or Authorized Transferee of such Partner shall be entitled
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         to Transfer all or any portion of his, her or its Partnership Interests to any Authorized Transferee of such Partner and such Transfer to any such Authorized Transferee shall not need to comply with any other provision of this Agreement. Any Partner who elects to transfer a Partnership Interest to any such Authorized Transferee pursuant to this
         Section 7.3 shall prior to such Transfer provide written notice to the Managing Partner of such Transfer.

         3. Except as herein modified, all other provisions of the Partnership Agreement shall be and remain in full force and effect.

         4. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         5. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Delaware.

         6. This Amendment No. 2 may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Partners and delivered to the Partnership.


                                       2
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                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

                                             MANAGING PARTNER:

                                             RANKIN MANAGEMENT, INC.

                                             By:     /s/ Alfred M. Rankin, Jr.
                                                     ---------------------------
                                             Name:   Alfred M. Rankin, Jr.
                                             Title:  President


                                             and     /s/ Roger F. Rankin
                                                     ---------------------------
                                             Name:   Roger F. Rankin
                                             Title:  Secretary
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    September 11, 1973, as supplemented, amended and restated, between Roger F. Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger F. Rankin


                                    By:     /s/ Roger F. Rankin
                                            ------------------------------------
                                    Name:   Roger F. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    December 29, 1967, as supplemented, amended and restated, between Thomas T. Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas T. Rankin


                                    By:     /s/ Thomas T. Rankin
                                            ------------------------------------
                                    Name:   Thomas T. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated June
                                    22, 1971, as supplemented, amended and
                                    restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin


                                    By:     /s/ Claiborne R. Rankin
                                            ------------------------------------
                                    Name:   Claiborne R. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated July
                                    20, 2000, as supplemented, amended and
                                    restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin (successor in interest to the Trust created by the Agreement dated July 12, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin)


                                    By:     /s/ Alfred M. Rankin, Jr.
                                            ------------------------------------
                                    Name:   Alfred M. Rankin, Jr.
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement




                                    Trust created by the Agreement, dated
                                    September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred
                                    M. Rankin Jr. (successor in interest to the Trust created by the Agreement, dated August 30, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred M. Rankin, Jr.)


                                    By:     /s/ Alfred M. Rankin, Jr.
                                            ------------------------------------
                                    Name:   Alfred M. Rankin, Jr.
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Bruce T. Rankin, creating a trust for the benefit of Bruce T. Rankin (successor in interest to the Trust created by the Agreement, dated August 12, 1974, as supplemented, amended and restated, between National City Bank, as trustee, and Bruce T. Rankin, creating a trust for the benefit of Bruce T. Rankin)


                                    By:     /s/ Alfred M. Rankin, Jr.
                                            ------------------------------------
                                    Name:   Alfred M. Rankin, Jr.
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    December 29, 1989, between Alfred M. Rankin,
                                    Jr., as trustee, and Helen P. (Rankin)
                                    Butler creating a trust for the benefit of Helen P. (Rankin) Butler


                                    By:     /s/ Alfred M. Rankin, Jr.
                                            ------------------------------------
                                    Name:   Alfred M. Rankin, Jr.
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. (Rankin) Williams, creating a trust for the benefit of Clara T. (Rankin) Williams


                                    By:     /s/ Alfred M. Rankin, Jr.
                                            ------------------------------------
                                    Name:   Alfred M. Rankin, Jr.
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    December 20, 1993, between Matthew M.
                                    Rankin, as trustee, and Matthew M. Rankin, creating a trust for the benefit of Matthew
                                    M. Rankin


                                    By:     /s/ Matthew M. Rankin
                                            ------------------------------------
                                    Name:   Matthew M. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                                          JAMES T. RANKIN


                                                          /s/ James T. Rankin
                                                          ----------------------
                                                          James T. Rankin
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    THOMAS T. RANKIN as Custodian for Thomas
                                    (Parker) Rankin under the Virginia Uniform
                                    Gifts to Minors Act


                                    By:     /s/ Thomas T. Rankin
                                            ------------------------------------
                                    Name:   Thomas T. Rankin
                                    Title:  Custodian
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    January 13, 1998, between Claiborne R.
                                    Rankin, as trustee, and Chloe E. (Rankin)
                                    Seelbach, creating a trust for the benefit of Chloe E. (Rankin) Seelbach


                                    By:     /s/ Claiborne R. Rankin
                                            ------------------------------------
                                    Name:   Claiborne R. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated August
                                    25, 2000, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, Jr., creating a trust for the benefit of Claiborne R. Rankin, Jr.


                                    By:     /s/ Claiborne R. Rankin
                                            ------------------------------------
                                    Name:   Claiborne R. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    CLAIBORNE R. RANKIN as Custodian for Julia
                                    L. Rankin under the Ohio Transfers to Minors
                                    Act


                                    By:     /s/ Claiborne R. Rankin
                                            ------------------------------------
                                    Name:   Claiborne R. Rankin
                                    Title:  Custodian
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    ALISON A. RANKIN as trustee fbo A. Farnham
                                    Rankin under Irrevocable Trust No. 1, dated
                                    December 18, 1997, with Roger Rankin,
                                    Grantor


                                    By:     /s/ Alison A. Rankin
                                            ------------------------------------
                                    Name:   Alison A. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    ALISON A. RANKIN as trustee fbo Elizabeth M.
                                    Rankin under Irrevocable Trust No. 1, dated
                                    December 18, 1997, with Roger Rankin,
                                    Grantor


                                    By:     /s/ Alison A. Rankin
                                            ------------------------------------
                                    Name:   Alison A. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    JOHN C. BUTLER, JR. as Custodian for Clara
                                    Rankin Butler under the Ohio Transfers to
                                    Minors Act


                                    By:     /s/ John C. Butler, Jr.
                                            ------------------------------------
                                    Name:   John C. Butler, Jr.
                                    Title:  Custodian
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                        JOHN C. BUTLER, JR.


                                        /s/ John C. Butler, Jr.
                                        ----------------------------------------
                                        John C. Butler, Jr.
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    CORBIN K. RANKIN


                                    /s/ Corbin K. Rankin
                                    --------------------------------------------
                                    Corbin K. Rankin
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created under the Agreement, dated
                                    June 1, 1995, between Chloe O. Rankin, as
                                    Trustee, and Chloe O. Rankin, for the
                                    benefit of Chloe O. Rankin


                                    /s/ Chloe O. Rankin
                                    ------------------------------------
                                    Name:   Chloe O. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    ALISON A. RANKIN


                                    /s/ Alison A. Rankin
                                    --------------------------------------------
                                    Alison A. Rankin
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    JOHN C. BUTLER, JR. as Custodian for Griffin
                                    B. Butler under the Ohio Transfers to Minors
                                    Act


                                    By: /s/ John C. Butler, Jr.
                                        ----------------------------------------
                                    Name:   John C. Butler, Jr.
                                    Title:  Custodian
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    DAVID B. WILLIAMS


                                    /s/ David B. Williams
                                    --------------------------------------------
                                    David B. Williams
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    ALISON A. RANKIN as Trustee under
                                    Irrevocable Trust No. 2, dated September 11,
                                    2000, for the benefit of A. Farnham Rankin


                                    By:     /s/ Alison A. Rankin
                                            ------------------------------------
                                    Name:   Alison A. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    ALISON A. RANKIN as Trustee under
                                    Irrevocable Trust No. 2, dated September 11,
                                    2000, for the benefit of Elisabeth M. Rankin


                                    By: /s/ Alison A. Rankin
                                            ------------------------------------
                                    Name:   Alison A. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    September 28, 2000, as supplemented, amended and restated between Victoire G. Rankin, as trustee, and Victoire G. Rankin, creating a trust for the benefit of Victoire G. Rankin (successor in interest to the Trust created by the Agreement, dated July 1, 1969, as supplemented, amended and restated, between National City Bank, as trustee, and Victoire
                                    G. Rankin, creating a trust for the benefit of Victoire G. Rankin)


                                    By:     /s/ Victoire G. Rankin
                                            ------------------------------------
                                    Name:   Victoire G. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    Trust created by the Agreement, dated
                                    September 11, 2000, as supplemented, amended and restated, between Alison A. Rankin, as trustee, and Alison A. Rankin, creating a trust for the benefit of Alison A. Rankin


                                    By:     /s/ Alison A. Rankin
                                            ------------------------------------
                                    Name:   Alison A. Rankin
                                    Title:  Trustee
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    SCOTT SEELBACH


                                    /s/ Scott Seelbach
                                    --------------------------------------------
                                    Scott Seelbach
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    CLARA RANKIN WILLIAMS as Custodian for Margo
                                    Jamison Victoire Williams under the Ohio
                                    Transfers to Minors Act


                                    By:     /s/ Clara Rankin Williams
                                            ------------------------------------
                                    Name:   Clara Rankin Williams
                                    Title:  Custodian
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    CORBIN K. RANKIN as Custodian for Thomas
                                    (Parker) Rankin under the Virginia Uniform
                                    Gifts to Minors Act


                                    By:     /s/ Corbin K. Rankin
                                            ------------------------------------
                                    Name:   Corbin K. Rankin
                                    Title:  Custodian
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                    CLAIBORNE R. RANKIN as Custodian for
                                    Claiborne R. Rankin, Jr. under the Ohio
                                    Transfers to Minors Act


                                    By:     /s/ Claiborne R. Rankin
                                            ------------------------------------
                                    Name:   Claiborne R. Rankin
                                    Title:  Custodian
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         Limited Partner Signature Page for Amendment No. 2 to Partnership
Agreement



                                  Clara T. Rankin Qualified Annuity Trust 2004 A


                                  By:     /s/ Alfred M. Rankin, Jr.
                                          --------------------------------------
                                  Name:   Alfred M. Rankin, Jr.
                                  Title:  Trustee